UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2010

UNITED STATES OIL AND GAS CORP
(Exact Name of Registrant as Specified in Charter)

Delaware	000-53971	26-0231090
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11782 Jollyville Road, Suite 211B
Austin, Texas 78759
 (Address of Principal Executive Offices)

(512) 464-1225
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14.a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Current Report on Form 8-K/A amends the Form 8-K filed by United States Oil and Gas Corp (the “Company”) filed January 5, 2011 to announce the amendment and restatement of the Amended Promissory Note (the “Prior Note”) issued to Jeff Turnbull (the “Payee”) and filed as Exhibit 10.1 thereto with a Second Amended and Restated Promissory Note (the “Second Note”). The Second Note filed herein as Exhibit 10.1 amends the Prior Note by removing provisions that allowed Payee to convert the outstanding principal balance and accrued interest under the Prior Note into shares of common stock of the Company.

Item 1.01.   Entry into Material Definitive Agreement.

On December 30, 2010, United States Oil and Gas Corp (the “Company”) amended its Promissory Note (the “Note”) in the principal amount of $4,000,000 dated March 3, 2010, issued to Jeff Turnbull. The Company agreed to pay Turnbull all principal and outstanding interest due under the Note at December 31, 2012, rather than on December 31, 2010. Interest on the Note will be 2% in 2011 and 10% in 2012 until it matures. The Note is filed as Exhibit 10.1 hereto and the terms of which are incorporated herein by reference.

Also on December 30, 2010, the Company entered into a Securities Purchase Agreement (the “Purchase Agreement”) with Asher Enterprises, Inc. (“Asher”) pursuant to which the Company will issue a $40,000 principal amount, 8% Convertible Note (the “Asher Note”) to Asher on or about January 7, 2011 (the “Closing Date”). The Asher Note allows for the conversion of all principal and interest outstanding under the Asher Note into shares of the Company’s common stock beginning six months after the issuance date of the Note, at a rate of 45% of the market price of the Company’s common stock for the three lowest trading days during the ten day period prior to such conversion.  Such conversion is at the option of the holder of the Asher Note.

On the Closing Date, the Company will reimburse Asher for legal expenses incurred by Asher in an amount not to exceed $2,500, which will be deducted from the proceeds of the Asher Note.

During the period from the Closing Date to twelve months thereafter, Asher shall have the option of purchasing up to 25% of any equity issued by the Company at the same terms of any such other equity financing, including debt with an equity component, but excluding issuance of securities in a firm commitment underwritten public offering, or issuance of securities as consideration for a merger, consolidation or purchase of assets, or in connection with any strategic partnership or joint venture.

The Purchase Agreement is filed as Exhibit 10.2 hereto and the Asher Note is attached as Exhibit 10.3 hereto and the terms of which are incorporated herein by reference.

Item 7.01.    Regulation FD Disclosure

On January 5, 2011, the Company issued a press release announcing the Note dated December 30, 2010 by and between Registrant and Jeff Turnbull.  A copy of the Company’s press release, dated January 5, 2011, is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is hereby furnished as part of this Current Report on Form 8-K under Item 1.01 and Item 9.01 of Form 8-K and shall not be deemed filed.

Exhibit No.	Description
10.1	Second Amended Promissory Note dated December 30, 2010 by and between Registrant and Jeff Turnbull
10.2*	Securities Purchase Agreement dated December 30, 2010 by and between Registrant and Asher Enterprises, Inc.
10.3*	Convertible Promissory Note dated December 30, 2010.
99.1*	Press release dated January 5, 2011 announcing the Company’s Amended Promissory Note dated December 30, 2010 by and between Registrant and Jeff Turnbull
* Previously filed

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 23, 2011	UNITED STATES OIL AND GAS CORP

	By:	/S/ Alex Tawse
	Name:	Alex Tawse
	Its:	Chief Executive Officer